UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 14, 2012
Bakers Footwear Group, Inc.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation of Executive Officers

On May 14, 2012, the Company awarded restricted stock units to its directors and named executive officers pursuant to the Company’s 2012 Incentive Compensation Plan (the “Plan”). A summary of the award grants for the executive officers is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Company’s form of RSU Award Agreement under the Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.

Also on May 14, 2012, the Company issued letters regarding cash bonus arrangements with its executive officers  (the “Bonus Letters”), which set forth the potential bonus levels for each officer for the fiscal months of February 2012 through January 2013 (the “Bonus Period”).  The Bonus Letters were approved by the Company’s Board of Directors on terms generally consistent with the Company’s Cash Bonus Plan.  The Bonus Letters outline each officer’s potential cash bonus based on pre-tax profit for the Company during the Bonus Period.

For any such bonus to be paid, pre-tax profit must be at least $1.  Maximum bonuses are payable if pre-tax profit is $4,000,000 or more.  The size of the potential bonuses depends on the level of pre-tax profit, and ranges between 35.00% and 99.17% of cumulative salary in the case of Mr. Edison, and between 35.00% and 75.00% of cumulative salary in the case of the other officers.  The maximum bonus that may be paid to each officer is set forth below.

Name of executive officer	Maximum bonus as % of cumulative salary
Peter A. Edison Chairman of the Board, Chief Executive Officer and President	99.17%

Stanley K. Tusman Executive Vice President and Chief Planning Officer	75.00%

Joseph R. VanderPluym Executive Vice President and Chief Operations Officer	75.00%

Mark D. Ianni Executive Vice President and Chief Merchandising Officer	75.00%

Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary	75.00%

The Bonus Letters also provide for an additional discretionary bonus equal to 12.5% of each officer’s cumulative salary payable if (i) the officer achieves certain qualitative and other criteria relating to that officer’s duties, as communicated separately to each officer, and (ii) the Company earns a pre-tax profit of at least $1.

The forms of the Bonus Letters are attached hereto as Exhibits 10.4 through 10.8 and are incorporated herein by reference.  The foregoing description of such exhibits contained herein is qualified in its entirety by the full text of such exhibits.

The information set forth above, including Exhibits 10.4 through 10.8, contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 10.4 through 10.8, due to various factors.

Factors that could cause these statements not to be satisfied include inability to satisfy listing requirements, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.  See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: May 14, 2012	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit

10.1	Summary of May 14, 2012 Restricted Stock Unit Awards to Executive Officers.

10.2	Bakers Footwear Group, Inc. 2012 Incentive Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed on April 20, 2012 (File No. 000-50563)).

10.3	Form of RSU Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on April 20, 2012 (File No. 000-50563)).

10.4	Letter to Peter Edison outlining 2012 bonus levels.

10.5	Letter to Joe VanderPluym outlining 2012 bonus levels.

10.6	Letter to Mark Ianni outlining 2012 bonus levels.

10.7	Letter to Stan Tusman outlining 2012 bonus levels.

10.8	Letter to Charles R. Daniel, III outlining 2012 bonus levels.

10.9
Bakers Footwear Group, Inc. Cash Bonus Plan (incorporated by reference to Exhibit 10.2 of Amendment No. 3 to the Company’s Registration Statement on Form S-1 filed on January 8, 2004 (File No. 333-86332)).